Exhibit 10.3

YAHOO! INC.

1996 DIRECTORS’ STOCK PLAN

NOTICE OF RESTRICTED STOCK UNIT GRANT

C/o Yahoo! Inc.

701 First Avenue

Sunnyvale, CA 94089

You have been granted an award of Restricted Stock Units by Yahoo! Inc. (the “Company”) as follows:

Date of Grant:

Total Number of Restricted
Stock Units Granted:

Vesting Schedule:

[The Restricted Stock Units shall vest and become non-forfeitable in accordance with the following schedule: 25% of the Restricted Stock Units shall vest and become nonforfeitable at the end of each three-month period following the Date of Grant, such that the Restricted Stock Units will be fully vested on the first anniversary of the Date of Grant.]

[The Restricted Stock Units shall be fully vested as of the Date of Grant.]

By your signature and the signature of the Company’s representative below, you and the Company agree that the Restricted Stock Units are granted under and governed by the terms and conditions of the 1996 Directors’ Stock Plan and the Restricted Stock Unit Award Agreement, both of which are attached and made a part of this document.

GRANTEE:	YAHOO! INC.

By:
Signature

	Title:	Chairman & CEO

Print Name

YAHOO! INC.

DIRECTOR RESTRICTED STOCK UNIT AWARD AGREEMENT

1.             Grant of Restricted Stock Unit Award. The Board of Directors of the Company hereby grants to the Grantee named in the Notice of Restricted Stock Unit Grant attached as Part I of this Agreement (the “Grantee”), an award (the “Award”) of Restricted Stock Units, as set forth in the Notice of Restricted Stock Unit Grant, subject to the terms and conditions of the 1996 Directors’ Stock Option Plan, as amended (the “Plan”), which is incorporated herein by reference. (Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Plan.)  In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Restricted Stock Unit Award Agreement (this “Agreement”), the terms and conditions of the Plan shall prevail.

2.             Limitations on Rights Associated with Restricted Stock Units; Dividend Equivalent Rights. The Restricted Stock Units are bookkeeping entries only. The Grantee shall have no rights as a stockholder of the Company, no dividend rights and no voting rights with respect to the Restricted Stock Units. Notwithstanding the foregoing, as of any date the Company pays an ordinary cash dividend on its Common Stock, the Grantee shall automatically be granted a number of additional Restricted Stock Units in respect of any then-outstanding and unpaid Restricted Stock Units granted hereunder as provided in Section 10(c) of the Plan. Any such additional Restricted Stock Units shall be subject to the same vesting, payment and other terms, conditions and restrictions as the original Restricted Stock Units to which they relate.

3.             Transfer Restrictions. Restricted Stock Units and any interest therein, may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution. Any attempt to dispose of any Restricted Stock Units in contravention of the above restriction shall be null and void and without effect.

4.             Lapse of Restrictions. The Restricted Stock Units shall vest and become nonforfeitable in accordance with the Vesting Schedule set out in the Notice of Restricted Stock Unit Grant and the applicable provisions of the Plan and this Agreement.

5.             Timing and Manner of Payment of Restricted Stock Units. Subject to Sections 6 and 8 below, as soon as practicable after the earlier of (i) the date the Grantee’s service as a member of the Board terminates for any reason, or (ii) the third anniversary of the Date of Grant set forth in the Notice of Restricted Stock Unit Grant (the “Payment Date”), any Restricted Stock Units subject to the Award that have vested and become non-forfeitable pursuant to Section 4 shall be paid by the Company delivering to the Grantee, a number of Shares equal to the number of such Restricted Stock Units being paid. The Company shall issue the Shares as provided in Section 10(d) of the Plan. Notwithstanding the foregoing, the Company shall have no obligation to issue Shares in payment of the Restricted Stock Units unless such issuance and such payment shall comply with all relevant provisions of law and the requirements of any Stock Exchange.

6.             Deferral of Payment of Restricted Stock Units. Notwithstanding the first sentence of Section 5, the Grantee may irrevocably elect, on the form attached hereto as Exhibit A (or such other form as may be prescribed by the Board from time to time) (the “Deferral Election Form”), that the Restricted Stock Units shall be paid on or as soon as practicable after any date specified by the Grantee on the Deferral Election Form; provided, however, that such election must be made at least twelve (12) months before the original Payment Date and the date elected by the Grantee must be at least five (5) years after the original Payment Date. In the event of any such election, the new payment date timely elected by the Grantee shall be the new “Payment Date” with respect to the Restricted Stock Units covered by the election.

7.             Termination of Service. In the event of the termination of the Grantee’s Continuous Service as a Director for any reason prior to the lapsing of the restrictions in accordance with Section 4 hereof with respect to any of the Restricted Stock Units granted hereunder, such portion of the Restricted Stock Units held by Grantee shall be automatically forfeited by the Grantee as of the date of termination. Neither the Grantee nor any of the Grantee’s successors, heirs, assigns or personal representatives shall have any rights or interests in any Restricted Stock Units that are so forfeited.

8.             Corporate Transaction. Notwithstanding any other provision herein, in the event of a Corporate Transaction, any Restricted Stock Units that are then outstanding shall become fully vested and may be paid to the Grantee immediately prior to the effectiveness of the Corporate Transaction as provided in Section 13(b) of the Plan.

9.             Tax Consequences. Set forth below is a brief summary of certain federal and California tax consequences relating to the Restricted Stock Units under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE GRANTEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER FOR MORE INFORMATION ON THE TAX CONSEQUENCES OF THE RESTRICTED STOCK UNITS.

(a)           Payment of the Restricted Stock Units. Upon any payment of the Restricted Stock Units (including any additional Restricted Stock Units granted in respect of dividend equivalent rights), the Grantee may incur ordinary federal and California income tax liability at the time of payment. The Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the Fair Market Value of the Shares received in payment of the Restricted Stock Units.

(b)           Disposition of Shares. If the Grantee holds the Shares received in payment of the Restricted Stock Units for more than one year, gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes.

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2

By your signature and the signature of the Company’s representative below, you and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. You acknowledge and agree that you have reviewed the Plan and this Agreement in their entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand all provisions of the Plan and this Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to the Plan and this Agreement.

GRANTEE:	YAHOO! INC.

By:
Signature

Title:

Print Name

3

EXHIBIT A

DEFERRAL ELECTION FORM

To:	Yahoo! Inc.

Attn:	Stock Option Administrator

Subject:	Notice of Intention to Defer Payment of Restricted Stock Units

I, the undersigned, hereby make the following irrevocable election with respect to the Restricted Stock Units granted to me under the 1996 Directors’ Stock Plan on                     , 200   .

☐            I elect not to defer the payment of my Restricted Stock Units. I understand that my Restricted Stock Units will be paid to me on or as soon as practicable after the earlier of (i) the date my services as a director terminate, or (ii) the third anniversary of the date my Restricted Stock Units were granted.

☐            I elect to defer the payment of my Restricted Stock Units until                         , 20     . [The date you select must be at least eight years after the date the Restricted Stock Units were granted.]

Authorization/Signature

My signature below certifies that I wish to make the irrevocable deferral elections indicated above, and that I authorize Yahoo! Inc. to defer payment of my Restricted Stock Units to implement these elections. I understand that, notwithstanding my election, my Restricted Stock Units may be paid to me early in the event of a Corporate Transaction. I understand that I must complete a new election form to defer payment of Restricted Stock Units granted in any subsequent year.

Signature:	Date: